NILE FRONTIER AND EMERGING FUND

Institutional Class:   NFRNX

A Series of Nile Capital Investment Trust

Supplement dated December 11, 2015
to the Prospectus dated August 1, 2015

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Exchanges for Shares of Nile Pan Africa Fund

You may exchange your Nile Frontier and Emerging Fund Institutional Class shares for Institutional Class shares of the Nile Pan Africa Fund. Exchanges are made at net asset value and may be made even if the accumulated value of the Nile Frontier and Emerging Fund shares to be exchanged does not exceed the minimum initial investment amount for Institutional Class shares of the Nile Pan Africa Fund. No redemption fee will be charged on any exchange of shares between Funds. Except as stated herein, exchanges are subject to the terms applicable to purchases of the Nile Pan Africa Fund’s shares as set forth in the prospectus. An exchange of shares of any Nile Funds shares to other Nile Funds shares will be treated as a sale for federal income tax purposes.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated August 1, 2015 provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-682-3742.